                                                                         Page 20
                                                               Exhibit 10(i)A(1)

                   THIRD AMENDMENT TO 364 DAY CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO 364 DAY CREDIT  AGREEMENT (this "Third  Amendment")
is dated as of June 27,  2001  among  NATIONAL  SERVICE  INDUSTRIES,  INC.  (the
"Parent"), NSI LEASING, INC., and NSI ENTERPRISES, INC. (collectively,  with the
Parent, the "Borrowers "), the BANKS parties hereto,  BANK ONE, NA (as successor
to  The  First  National  Bank  of  Chicago),   as  Administrative   Agent  (the
"Administrative  Agent"),   WACHOVIA  BANK,  N.A.,  as  Syndication  Agent  (the
"Syndication  Agent"),  and SUNTRUST BANK (formerly  SunTrust Bank,  Atlanta) as
Documentation  Agent (the  "Documentation  Agent")  (the  Administrative  Agent,
Syndication  Agent and the Documentation  Agent are collectively  referred to as the "Agents").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS,  the Borrowers,  the Agents and the Banks parties thereto executed and  delivered  that certain  Credit  Agreement  dated as of July 15,  1999,  as amended by First Amendment to Credit Agreement dated as of July 14, 2000, and as further  amendment by Second Amendment to Credit Agreement dated as of April 18,
2001 (as so amended, the "364 Day Credit Agreement");

     WHEREAS,  each of ABN Amro, N.V.  ("ABN"),  Commerzbank AG, New York Branch
("Commerzbank")  and  Morgan  Guaranty  Trust  Company  of New  York  ("Morgan")
collectively,  has elected  not to extended  the  Termination  Date  pursuant to
Section  2.05(b)  of the 364 Day  Credit  Agreement  and is  therefore  deemed a
Terminating  Bank  under the 364 Day Credit  Agreement  whose  Commitment  shall terminate as of the date hereof; and

     WHEREAS,  the Banks other than the Resigning Banks (the "Remaining  Banks")
desire to appoint Bank One, NA as the Administrative  Agent, Wachovia Bank, N.A.
as  Syndication  Agent  and  SunTrust  Bank  as  Documentation  Agent,  and  the
Borrowers,  the Agents and the Remaining Banks have agreed to certain amendments to the 364 Day Credit  Agreement,  as set forth  herein and subject to the terms and conditions hereof;

     NOW,  THEREFORE,  for and in  consideration of the above premises and other good and valuable consideration,  the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers,  the Administrative Agent and the Banks hereby covenant and agree as follows:

1.   Definitions.  Unless otherwise  specifically defined herein, each term used herein  which is  defined in the 364 Day  Credit  Agreement  shall have the meaning  assigned  to  such  term in the 364  Day  Credit  Agreement.  Each reference  to "hereof",  "hereunder",  "herein" and "hereby" and each other similar  reference and each  reference to "this  Agreement"  and each other similar reference  contained in the 364 Day Credit Agreement shall from and after the date  hereof  refer to the 364 Day  Credit  Agreement  as amended hereby.

2.   Resignation   of   Commerzbank   and  ABN  as  Co-Agents  and  Wachovia  as
     Co-Arranger;    Appointment    of   Bank   One,   NA   as    Administrative
     Agent,   Wachovia   Bank  as   Syndication   Agent  and  SunTrust  Bank  as
     Documentation  Agent.  Each of  Commerzbank  and  ABN  hereby  submits  its resignation as Co-Agent,  (ii) Wachovia Bank hereby submits its resignation as Co-Arranger;

                                                                         Page 21
                                                               Exhibit 10(i)A(1)

     (iii) the  Remaining  Banks hereby  appoint Bank One, NA as  Administrative
     Agent,   Wachovia   Bank  as   Syndication   Agent  and  SunTrust  Bank  as
     Documentation  Agent,  (iv)  Bank  One,  NA  accepts  such  appointment  as
     Administrative Agent, Wachovia Bank accepts such appointment as Syndication
     Agent and SunTrust Bank accepts such appointment as Documentation Agent and
     (v)  the  Borrowers  consent  to  such  appointments  of  Bank  One,  NA as
     Administrative  Agent, Wachovia Bank as Syndication Agent and SunTrust Bank
     as Documentation Agent.

3.   Withdrawal of Commerzbank, ABN and Morgan as Banks; Amendment to Commitment
     Amounts.

     (a) Each of  Commerzbank,  ABN and Morgan hereby  withdraws as a Bank,  its
Commitment is terminated entirely, and it shall have no further obligation under the 364 Day Credit Agreement or the other Loan Documents; provided, that as soon as reasonably  practical,  each of Commerzbank,  ABN and Morgan shall submit its respective Notes to the Borrowers for cancellation.

     (b) The signature pages of the 364 Day Credit  Agreement hereby are amended to provide that the following Remaining Banks have the following Commitments:

                      Commitments                Bank
                      -----------                ----

                      $65,000,000                Bank One, NA

                      $60,000,000                Wachovia Bank, N.A.

                      $40,000,000                SunTrust Bank

                      $35,000,000                Mellon Bank, N.A.

                      $25,000,000                Bank of America, N.A.

                      $25,000,000                The Bank of New York
                    -------------

Total Commitments:   $250,000,000

     (c) Hereinafter,  for all purposes under the 364 Credit Agreement, the term
"Banks" shall refer to the Remaining Banks. The amendments to the 364 Day Credit
Agreement set below are agreed to by the Borrowers, the Agents and the Remaining
Banks.

4.   Amendment to Section 1.01.  Section 1.01 of the Credit  Agreement hereby is
     amended  by   deleting   the   definitions   of   "Administrative   Agent,"
     "Administrative  Agent's  Letter  Agreement,"  "Prime  Rate,"  "Syndication
     Agent's Letter  Agreement,"  "Termination  Date," by amending and restating each of the  following  definitions  previously  contained  therein  and by adding thereto the following  definitions  which have not  previously  been contained therein.

          "Administrative  Agent's Letter  Agreement"  means that certain letter
     agreement,   dated  as  of  June  4,  2001,   among  the   Borrowers,   the
     Administrative  Agent and the Lead Arranger,  relating to certain fees from time to time payable by the Borrowers to the  Administrative  Agent and the
     Lead Arranger, together with all amendments and supplements thereto.

          "Documentation Agent" means SunTrust Bank.

                                                                         Page 22
                                                               Exhibit 10(i)A(1)

          "Prime Rate" refers to that  interest rate so  denominated  and set by
     Bank One,  NA from time to time as an interest  rate basis for  borrowings.
     The Prime Rate is but one of several  interest rate bases used by Bank One,
     NA. Bank One, NA lends at interest rates above and below the Prime Rate.

          "Termination  Date"  means the earlier of (i) June 26,  2002,  or such later  date to  which it is  extended  by the  Banks  pursuant  to  Section
     2.05(b),  in  their  sole  and  absolute  discretion,  (ii)  the  date  the
     Commitments   are  terminated   pursuant  to  Section  6.01  following  the
     occurrence  of an  Event of  Default,  or  (iii)  the  date  the  Borrowers terminate the Commitments entirely pursuant to Section 2.08.

5.   Global  Amendments.  (a)  Wherever in the 364 Day Credit  Agreement  or any
     Exhibits to the 364 Credit  Agreement or in any Loan Documents  (including, without limitation, the Notes and the Compliance Certificates) (i) there is a reference to the  Administrative  Agent,  such reference shall be changed and  shall be  deemed to refer to Bank  One,  NA as  Administrative  Agent, rather than to Wachovia Bank,  N.A., and (ii) there is set forth an address for the  Administrative  Agent,  such address shall be changed and shall be deemed to refer to Bank One, NA's address at: -

                                  Bank One, NA
                               One Bank One Plaza
                            Suite IL1-0429, 8th Floor
                             Chicago, Illinois 60670
                            Attention: Matthew Bittner
                         Telecopier number: (312) 732-6894
                        Confirmation number: (312) 732-6726

          (b)  Wherever in the 364 Day Credit  Agreement  or any Exhibits to the
     364  Credit  Agreement  or  in  any  Loan  Documents  (including,   without
     limitation,  the  Notes  and the  Compliance  Certificates)  (i) there is a reference to the  Syndication  Agent,  such reference  shall be changed and shall be deemed to refer to  Wachovia  Bank,  N.A.  as  Syndication  Agent, rather than to Bank One, NA, and (ii) there is set forth an address for the
     Syndication  Agent,  such  address  shall be changed and shall be deemed to refer to Wachovia Bank, N.A.'s address at:

                                Wachovia Bank, N.A.
                            191 Peachtree Street, N.E.
                                   29th Floor
                              Atlanta, Georgia 30303
                              Attention: Karin Reel
                         Telecopier number: (404) 332-4058
                        Confirmation number: (404) 332-5187

6.   Amendment to Section  2.03(c)(i).  Section 2.03(c)(i) of the 364 Day Credit
     Agreement hereby is deleted and the following is substituted therefor:

          (c) (i) Each  Bank may,  but shall  have no  obligation  to,  submit a response  containing an offer to make a Money Market Loan  substantially in the form of Exhibit J hereto (a "Money  Market  Quote") in  response to any
     Money Market Quote Request;  provided that, if the Borrower's request under
     Section 2.03(b)  specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to,

                                                                         Page 23
                                                               Exhibit 10(i)A(1)

     make a single  submission  containing a separate offer for each such Stated
     Maturity Date and each such separate offer shall be deemed to be a separate
     Money  Market  Quote.  Each Money  Market  Quote must be  submitted  to the
     Administrative  Agent not later than 10:00 A.M. (Atlanta,  Georgia time) on the Money  Market  Borrowing  Date;  provided  that any Money  Market Quote submitted by Bank One, NA may be submitted,  and may only be submitted,  if
     Bank One, NA  notifies  the  Borrower  of the terms of the offer  contained therein  not  later  than 9:45 A.M.  (Atlanta,  Georgia  time) on the Money
     Market Borrowing Date (or 15 minutes prior to the time that the other Banks are required to have  submitted  their  respective  Money  Market  Quotes).
     Subject  to  Section  6.01,  any  Money  Market  Quote  so  made  shall  be irrevocable  except with the written  consent of the  Administrative  Agent given on the instructions of the Borrower.

7.   Amendment  to  Section  2.03(f).  Section  2.03(f)  of the 364  Day  Credit
     Agreement hereby is deleted and the following is substituted therefor:

     (f) Any Bank whose offer to make any Money  Market  Loan has been  accepted shall, not later than 1:00 P.M. (Atlanta, Georgia time) on the Money Market
     Borrowing  Date,  make the amount of such Money Market Loan allocated to it available to the Administrative Agent at its address referred to in Section
     9.01  in  immediately  available  funds.  The  amount  so  received  by the
     Administrative  Agent shall,  subject to the terms and  conditions  of this
     Agreement, be made available to the Borrower on such date by depositing the same, in immediately  available funds,  not later than 4:00 P.M.  (Atlanta,
     Georgia time), in an account of such Borrower maintained with Bank One, NA.

8.   Amendment to Section  7.04.  Section  7.04 of the 364 Day Credit  Agreement
     hereby is deleted and the following is substituted therefor:

               SECTION 7.04.  Rights of  Administrative  Agent as a Bank and its
          Affiliates. With respect to the Loans made by the Administrative Agent and any  Affiliate of the  Administrative  Agent,  the  Administrative
          Agent in its  capacity as a Bank  hereunder  and any  Affiliate of the
          Administrative  Agent or such Affiliate,  Bank One, NA in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may  exercise the same as though it were not acting as the  Administrative  Agent,  and the term "Bank" or "Banks"  shall, unless the context  otherwise  indicates,  include Bank One, NA in its individual  capacity and any Affiliate of the Administrative  Agent in its individual capacity. The Administrative Agent and any Affiliate of the  Administrative  Agent may (without having to account  therefor to any Bank) accept deposits from, lend money to and generally  engage in any kind of banking, trust or other business with any of the Borrowers
          (and any of the Borrowers'  Affiliates) as if the Bank were not acting as the  Administrative  Agent,  and the  Administrative  Agent and any
          Affiliate  of the  Administrative  Agent  may  accept  fees and  other consideration  from the  Borrowers (in addition to any agency fees and arrangement  fees  heretofore  agreed to between the Borrowers and the
          Administrative  Agent) for services in connection  with this Agreement or any other Loan Document or otherwise  without having to account for the same to the Banks.

9.   Amendment to Section  9.03.  Section  9.03 of the 364 Day Credit  Agreement
     hereby is deleted and the following is substituted therefor:

                                                                         Page 24
                                                               Exhibit 10(i)A(1)

               SECTION 9.03.  Expenses;  Documentary  Taxes. The Borrowers shall pay (i) all reasonable  out-of-pocket  expenses of the  Administrative
          Agent,  the  Syndication  Agent,  the  Documentation  Agent,  Banc One
          Capital Markets,  Inc., as Lead Arranger,  including reasonable actual
          fees  and   disbursements  of  special  counsel  for  the  Banks,  the
          Administrative  Agent, the Syndication Agent, the Documentation Agent,
          Banc One Capital Markets,  Inc., as Lead Arranger,  in connection with the  preparation of this Agreement and the other Loan  Documents,  any waiver or consent  hereunder or thereunder or any amendment  hereof or thereof or any Default or alleged Default  hereunder or thereunder and
          (ii)  if a  Default  occurs,  all  reasonable  out-of-pocket  expenses
          incurred  by  the  Administrative  Agent  and  the  Banks,   including
          reasonable  actual  fees  and  disbursements  of  counsel   (including
          allocated costs of in-house counsel),  in connection with such Default and collection and other enforcement  proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this
          Agreement and the other Loan Documents.  The Borrowers shall indemnify the  Administrative  Agent and each Bank against any  transfer  taxes, documentary  taxes,  and other similar  taxes,  assessments or charges made by any  Authority by reason of the execution and delivery of this
          Agreement or the other Loan Documents.

10.  Amendment to Schedule 4.08.  Schedule 4.08 to the 364 Day Credit  Agreement
     hereby  is  deleted  and  Schedule  4.08  attached  hereto  is  substituted therefor.

11.  Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every  representation  and warranty  heretofore  made by each of them in the 364 Day Credit  Agreement and the other Loan  Documents as fully as if made on the date hereof and with specific  reference to this
     Third Amendment and all other loan documents  executed and/or  delivered in connection herewith.

12.  Effect of Third Amendment.  Except as set forth expressly hereinabove,  all terms of the 364 Day Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers.

13.  Ratification.  The Borrowers  hereby restate,  ratify and reaffirm each and every  term,  covenant  and  condition  set  forth  in the 364  Day  Credit
     Agreement and the other Loan Documents effective as of the date hereof.

14.  Counterparts.  This  Third  Amendment  may be  executed  in any  number  of counterparts and by different  parties hereto in separate  counterparts and transmitted  by  facsimile  to the  other  parties,  each of which  when so executed and  delivered by facsimile  shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

15.  Section  References.  Section  titles  and  references  used in this  Third
     Amendment  shall be  without  substantive  meaning  or  content of any kind whatsoever  and are not a part of the  agreements  among the parties hereto evidenced hereby.

16.  No Default. To induce the Agents and the Remaining Banks to enter into this
     Third  Amendment and to continue to make  advances  pursuant to the 364 Day
     Credit Agreement,  each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof,  there exists
     (i) no Default or Event of Default and (ii) no right of offset,

                                                                         Page 25
                                                               Exhibit 10(i)A(1)

     defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with  respect  to any of the  Loans or other  obligations  of the
     Borrowers  owed to the  Agents  or the  Remaining  Banks  under the 364 Day
     Credit Agreement.

17.  Further  Assurances.  Each Borrower  agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

18.  Governing Law. This Third  Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

19.  Conditions  Precedent.  This Third  Amendment  shall become  effective only upon: (i) execution and delivery  (which may be by facsimile) of this Third
     Amendment  by the  Borrowers,  the Agents  and the  Remaining  Banks;  (ii)
     receipt  by  the  Remaining  Banks  from  each  Borrower  of a  replacement
     Syndicated Loan Note in favor of each Remaining Bank, each in substantially the  form  attached  to the  Credit  Agreement  as  Exhibit  A-1,  and each reflecting  the  respective  increased  amounts of the  Commitments;  (iii)
     payment  to the  Administrative  Agent,  for  the  ratable  account  of the
     Remaining  Banks,  of an  up-front  fee in an amount  equal to 0.03% of the aggregate  Commitments,  (iv) payment to the Administrative  Agent, for its account,  the  initial  fees of the  Administrative  Agent and the fees and expenses of special counsel to the Administrative  Agent in connection with the  negotiation  and  preparation  of this  Third  Amendment,  and (v) the execution and delivery of the Consent and Reaffirmation of Guarantor at the
     end hereof by the Parent.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

                                                                                                            Page 26
                                                                                                  Exhibit 10(i)A(1)

     IN WITNESS  WHEREOF,  the  Borrowers,  the Agents and each of the Remaining
Banks has caused this Third  Amendment to be duly  executed,  under seal, by its duly authorized officer as of the day and year first above written.

NATIONAL SERVICE INDUSTRIES, INC.                              NSI LEASING, INC.

By:                                              (SEAL)        By:                                             (SEAL)
   ----------------------------------------------                 ---------------------------------------------
     Name:  Brock Hattox                                            Name:  Brock Hattox
     Title:  Executive Vice President & CFO                         Title:  Executive Vice President & CFO

NSI ENTERPRISES, INC.                                          BANK ONE, NA (as successor to The First National Bank
                                                               of Chicago), as Administrative Agent and as a Bank

By:                                              (SEAL)
   ----------------------------------------------
     Name:  Brock Hattox                                       By:                                             (SEAL)
     Title:  Executive Vice President & CFO                       ---------------------------------------------
                                                                    Name:
                                                                    Title:

WACHOVIA BANK, N.A., as Syndication                            SUNTRUST BANK (formerly Sun
Agent and as a Bank                                            Trust Bank, Atlanta),
                                                               as Documentation Agent and as a Bank

By:                                              (SEAL)        By:                                             (SEAL)
   ----------------------------------------------                 ---------------------------------------------
     Name:                                                          Name:
     Title:                                                         Title:

                                                               By:
                                                                  ---------------------------------------------
                                                                    Name:
                                                                    Title:

THE BANK OF NEW YORK,                                          MELLON BANK, N.A.,
as a Bank                                                      as a Bank

By:                                              (SEAL)        By:                                             (SEAL)
   ----------------------------------------------                 ---------------------------------------------
     Name:                                                          Name:
     Title:                                                         Title:

BANK OF AMERICA, N.A.
as a Bank

By:                                              (SEAL)
   ----------------------------------------------
     Name:
     Title:

                                                                         Page 27
                                                               Exhibit 10(i)A(1)

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

     The undersigned (i)  acknowledges  receipt of the foregoing Third Amendment
To 364 Day Credit  Agreement  (the  "Third  Amendment"),  (ii)  consents  to the execution and delivery of the Third Amendment by the parties thereto,  and (iii)
reaffirms  all of its  obligations  and covenants  under the Guaranty  Agreement dated  as of  July  15,  1999  executed  by it,  and  agrees  that  none of such obligations and covenants shall be affected by the execution and delivery of the
Third Amendment.

NATIONAL SERVICE INDUSTRIES, INC.

By:                                              (SEAL)
   ----------------------------------------------
     Name:  Brock Hattox
     Title:  Executive Vice President & CFO

                                                                                                             Page 28
                                                                                                   Exhibit 10(i)A(1)

                                                             Schedule 4.08
                                                             -------------

                                                             SUBSIDIARIES
                                                         (DOMESTIC & FOREIGN)

        Name                                        Date                   State/Country         Tax ID
------- ------------------------------------------- ---------------------- --------------------- --------------------
1.      The Austphane Trust                         August 3, 1995         Australia
2.      C&G Carandini S.A.                                                 Spain
3.      Castlight de Mexico, S.A. de C.V.                                  Mexico
4.      Graham International B.V.                   August 14, 1979        The Netherlands       VAT-NL008871280B02;
                                                                                                 COC-24131864
5.      Holophane Alumbrado Iberica SRL                                    Spain
6.      Holophane Australia Corp. Pty. Ltd.                                Australia
7.      Holophane Canada, Inc.                      June 20, 1989          Canada
8.      Holophane Europe Ltd.                       March 29, 1989         United Kingdom        3702370015907
9.      Holophane Holdings Company                  December 9, 1998       Ohio                  31-1627476
10.     Holophane Lichttechnik G.m.b.H.             January 5, 1996        Germany               HRB 32909
11.     Holophane Lighting Ltd. (Inactive)                                 United Kingdom
12.     Holophane Market Development Corp.          November 12, 1998      Cayman Islands
13.     Holophane S.A. de C.V.                                             Mexico
14.     HSA Acquisition Corporation                 May 29, 1998           Ohio                  31-1600314
15.     ID Limited                                  March 11, 1980         Isle of Man
16.     KEM Europe B.V.                             October 13, 1986       The Netherlands       VAT-NL008871280B05;
                                                                                                 COC-20052512
17.     KEPLIME B.V.                                April 23, 1987         The Netherlands       VAT-0071163502B;
                                                                                                 COC-24164785
18.     KEPLIME Ltd. (Inactive)                     May 9, 1977            United Kingdom        1313202
19.     Lithonia Lighting de Mexico S.A. de C.V.    October 20, 1994       Mexico                LLM9410208W4
20.     Lithonia Lighting do Brasil Ltda            March 23, 1999         Brazil
21.     Lithonia Lighting Servicios S.A. de C.V.    October 20, 1994       Mexico                NIM941020A90
22.     Luxfab Limited                              February 28, 1989      United Kingdom        3704370016439
23.     National Service Industries Canada L.P.                            Canada
24.     National Service Industries, Inc. (DE)      August 20, 1928        Delaware              58-0364900
25.     National Service Industries, Inc. (GA)      March 27, 1996         Georgia               58-2227507
26.     National Service Industries, Inc. Chili     July 19, 2000          Chili
        Ltda
27.     NSI Enterprises, Inc.                       September 25, 1992     California            77-0319365
28.     NSI Export Ltd.                             August 26, 1998        Barbados              Co. # 15825
29.     NSI Funding, Inc.                           April 24, 2001         Delaware              58-2616706

                                                                                                              Page 29
                                                                                                    Exhibit 10(i)A(1)

        Name                                        Date                   State/Country         Tax ID
------- ------------------------------------------- ---------------------- --------------------- --------------------
30.     NSI Holdings, Inc.                          January 1, 1990        Quebec
31.     NSI Insurance Ltd.                          February 14, 1990      Bermuda               98-0230326
32.     NSI International Pty. Ltd. (sold 5/31/01)  June 17, 1998          Australia
33.     NSI Leasing, Inc.                           October 26, 1994       Delaware              58-2136874
34.     NSI Ventures, Inc. (Inactive)                                      Delaware              58-2227629
35.     Productos Lithonia Lighting de Mexico,      October 20, 1994       Mexico
        S.A. de C.V.
36.     Produits de Maintenance et de Proprete                             France
        Industrielle (PMPI)
37.     Selig Company of Puerto Rico, Inc.          January 31, 1964       Puerto Rico           66-0256538
38.     Unique Lighting Solutions Pty. Ltd.         March 8, 1995          Australia             2843456
39.     ZEP Belgium S.A.                            September 27, 1992     Belgium
40.     ZEP Europe B.V.                             August 26, 1992        The Netherlands
41.     ZEP France SARL                                                    France
42.     ZEP Industries B.V.                         November 18, 1995      The Netherlands
43.     ZEP Industries S.A.                         December 16, 1975      Switzerland
44.     ZEP Industries SAS                                                 France
45.     ZEP International Pty. Ltd. (sold 5/31/01)  June 17, 1998          Australia
46.     ZEP Italia S.R.L.                           September 19, 1992     Italy
47.     ZEP KEM Italia S.R.L.                       September 19, 1992     Italy
48.     ZEP Manufacturing B.V.                      October 13, 1986       The Netherlands